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                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1998

                                   LASON, INC.


DELAWARE                            0-21407               38-3214743
-------------------------------     --------------        ----------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
of incorporation)                   File Number)          Identification Number)

1305 STEPHENSON HIGHWAY
TROY, MICHIGAN                                            48083
-------------------------------                           ----------------------
(Address of Principal                                     (Zip Code)
Executive Offices)

                                 (248) 597-5800
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.           OTHER EVENTS

         As disclosed in the attached press release, on January 14, 1999, Lason, Inc. announced the appointment of John R. Messinger as its President and Chief Operating Officer. Gary L. Monroe, formerly Chairman of the Board, President and Chief Executive Officer, remains as Chairman of the Board and Chief Executive Officer.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         99.2     January 14, 1999 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 14, 1999                    LASON, INC.



                                             By: /s/ William J. Rauwerdink
                                                 -----------------------------
                                                 William J. Rauwerdink
                                                 Its: Executive Vice President


                                  EXHIBIT INDEX

Exhibit:                            Description:
-------                             -----------
99.2                                Jan 14, 1999 Press Release


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                                 Exhibit Index
                                 -------------




Exhibit No.                   Description
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
  99.2                        Jan. 14, 1999 Press Release